WANGER ADVISORS TRUST
                                  Wanger Twenty
                              Wanger Foreign Forty
                               Wanger US Small Cap
                         Wanger International Small Cap

                         Supplement to Prospectuses and
                       Statement of Additional Information


On November 1, 2001, Fleet National Bank completed its acquisition of the asset management business of Liberty Financial Companies, Inc., including the Funds' investment advisor. Fleet National Bank is a direct, wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Under the rules for mutual funds, the transaction resulted in a change of control of the Funds' investment advisor and, therefore, an assignment of its investment advisory contract with the Funds. At a meeting of shareholders held on October 24, 2001, shareholders of the Funds approved a new investment advisory contract. The new contract is substantially identical in all respects to the contract in effect prior to November 1, 2001 except for its effective and termination dates and other non-material changes.

As of November 1, 2001, the Funds' investment advisor is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Each of FleetBoston Financial Corporation, Fleet National Bank and Fleet/Liberty Holdings, Inc. is located at 100 Federal Street, Boston, MA 02110.

The Funds' investment advisor is a limited partnership managed by its general partner, WAM Acquisition G.P. ("WAM GP"). WAM GP is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc. and is located at 227 West Monroe Street, Suite 3000, Chicago, IL 60606.

                                                                November 2, 2001